Cash, Cash Equivalents and Investments - Contractual Maturities of Available-for-Sale Investments (Detail) (USD $) In Millions, unless otherwise specified	Mar. 01, 2014
Cash and Cash Equivalents [Line Items]
Due in one year or less, Cost Basis	$ 1,821
Due in one to five years, Cost Basis	4
Due after five years, Cost Basis	35
Total, Cost Basis	1,860
Due in one year or less, Fair Value	1,821
Due in one to five years, Fair Value	4
Due after five years, Fair Value	36
Total, Fair value	$ 1,861